UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

MATCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34148	59-2712887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400

Dallas, TX 75231

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 26, 2023, Gary Swidler has been appointed President and Chief Financial Officer of Match Group, Inc. (“Match Group” or the “Company”) from his prior position as Chief Operating Officer and Chief Financial Officer. Biographical information for Mr. Swidler may be found in the Company’s definitive proxy statement relating to its 2022 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2022.

In connection with Mr. Swidler’s appointment as President and Chief Financial Officer, the Company and Mr. Swidler entered into an amendment (the “Amendment”) to the Amended and Restated Employment Agreement between the Company and Mr. Swidler, dated as of June 9, 2022 (the “Employment Agreement”), which memorializes the change of Mr. Swidler’s title from Chief Operating Officer and Chief Financial Officer to President and Chief Financial Officer. The other terms and conditions of the Employment Agreement remain unchanged. The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The Employment Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 10, 2022.

There are no arrangements or understandings between Mr. Swidler and any other persons pursuant to which he was appointed as President and Chief Financial Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Swidler and Mr. Swidler has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to Amended and Restated Employment Agreement, dated as of January 26, 2023, between Match Group, Inc. and Gary Swidler
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Jared F. Sine
	Name:	Jared F. Sine
	Title:	Chief Business Affairs and Legal Officer

Date: January 26, 2023